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                                                As filed pursuant to Rule 497
                                                Registration No.: 333-15813


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                                                           October 27, 2003
[MORGAN STANLEY LOGO]                                            Supplement

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                       SUPPLEMENT DATED OCTOBER 27, 2003

                             TO THE PROSPECTUS OF

                      MORGAN STANLEY MARKET LEADER TRUST

                            Dated October 30, 2002



     On October 23, 2003, the Board of Trustees of the Morgan Stanley Market Leader Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Growth Fund ("Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Growth and shareholders of the Fund would become shareholders of Growth receiving shares of Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about February 24, 2004. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Growth will be distributed to shareholders of the Fund.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.












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